Benefit Plans, Effects of One-Percentage-Point Change in Assumed Healthcare Cost Trend Rates (FY) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2016 USD ($)
Defined Benefit Plan, Effect of One-Percentage Point Change in Assumed Health Care Cost Trend Rate [Abstract]
Effect on total of service and interest cost components of net periodic benefit cost - 1% increase	$ 4
Effect on total of service and interest cost components of net periodic benefit cost - 1% (decrease)	(4)
Effect on the postretirement benefit obligation - 1% increase	43
Effect on the postretirement benefit obligation - 1% (decrease)	$ (37)